National Variable Annuity Account II

Supplement dated September 16, 2021

to the Prospectus dated May 3, 2021 for the Sentinel Advantage Variable Annuity 5 (“SAVA 5”) Contract

Sentinel Advantage Variable Annuity 5 (“SAVA 5”) Contract No Longer Available For New Sales

Effective October 27, 2021, National Life Insurance Company (“we” or “us”), will no longer issue new Sentinel SAVA 5 contracts. This will not affect the status of current contract owners or the servicing of current in-force contracts.

If you have any questions regarding the information provided above, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND
BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.